ARTICLES SUPPLEMENTARY
OF
FEDERATED GOVERNMENT INCOME
SECURITES, INC.

	FEDERATED GOVERNMENT INCOME
SECURITIES, INC., a Maryland corporation having its principal office in the State of Maryland in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation is authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000. These Articles
Supplementary do not increase the total
authorized capital stock of the Corporation or the aggregate par value thereof.

SECOND:  The Board of Directors of the
Corporation hereby reclassifies 200,000,000 shares of the authorized and unissued shares of Federated Government Income Securities, Inc.
Class B Shares, 200,000,000 shares of Class C
Shares and 100,000,000 shares of Class F Shares
(a total of 500,000,000 shares), into Federated
Government Income Securities, Inc. Class T
Shares.

THIRD: Immediately before the reclassification of shares as set forth in Article SECOND hereto, the Corporation was authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 which were classified as follows:


C
L
A
S
S
E
S
S
H
A
R
E
S
F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

I
n
c
o
m
e

S
e
c
u
r
i
t
i
e
s
,

I
n
c
..

C
l
a
s
s

A

S
h
a
r
e
s

5
0
0
,
0
0
0
,
0
0
0
F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

I
n
c
o
m
e

S
e
c
u
r
i
t
i
e
s
,

I
n
c
..

C
l
a
s
s

B

S
h
a
r
e
s

5
0
0
,
0
0
0
,
0
0
0
F
e
d
e
r
a
t
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d

G
o
v
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r
n
m
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n
t

I
n
c
o
m
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S
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c
u
r
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i
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s
,

I
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..

C
l
a
s
s

C

S
h
a
r
e
s

5
0
0
,
0
0
0
,
0
0
0
F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

I
n
c
o
m
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S
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c
u
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i
t
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,

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..

C
l
a
s
s

F

S
h
a
r
e
s

5
0
0
,
0
0
0
,
0
0
0

A
g
g
r
e
g
a
t
e

A
u
t
h
o
r
i
z
e
d

S
h
a
r
e
s
2
,
0
0
0
,
0
0
0
,
0
0
0

Following the aforesaid reclassification of shares as set forth in Article SECOND hereto, the Corporation will be authorized to issue two billion (2,000,000,000) shares of common stock, all of which have a par value of one tenth of one cent ($0.001) per share, with an aggregate par value of $2,000,000 classified as follows:


C
L
A
S
S
E
S
S
H
A
R
E
S
Federated
Government
Income
Securities,
Inc. Class A
Shares

5
0
0
,
0
0
0
,
0
0
0
Federated
Government
Income
Securities,
Inc. Class B
Shares

3
0
0
,
0
0
0
,
0
0
0
Federated
Government
Income
Securities,
Inc. Class C
Shares

3
0
0
,
0
0
0
,
0
0
0
Federated
Government
Income
Securities,
Inc. Class F
Shares

4
0
0
,
0
0
0
,
0
0
0
Federated
Government
Income
Securities,
Inc. Class T
Shares

5
0
0
,
0
0
0
,
0
0
0


A
g
g
r
e
g
a
t
e

A
u
t
h
o
r
i
z
e
d

S
h
a
r
e
s
2
,
0
0
0
,
0
0
0
,
0
0
0

FOURTH: The shares of common stock of the Corporation reclassified hereby shall be subject to all of the provisions of the Corporation's charter relating to shares of stock of the Corporation generally and shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms of condition of redemption set forth in Article FOURTH, paragraph (b) of the Articles of Incorporation of the Corporation.

FIFTH: The stock has been classified and reclassified by the Board of Directors under the authority contained in the charter of the Corporation.

SIXTH:  The Articles Supplementary will
become effective immediately upon filing with the State Department of Assessments and Taxation of Maryland.

	IN WITNESS WHEREOF, the Corporation has
caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant
Secretary on
February 22, 2017.

	The undersigned, President and Assistant
Secretary of the Corporation, hereby acknowledge that these Articles Supplementary are the act of the Corporation, and that to the best of their knowledge, information and belief, all the matters and facts set forth herein with respect to the authorization and approval hereof are true in all material respects and that this statement is made under the penalties of perjury.

A
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